AEGIS HIGH YIELD FUND
A series of The Aegis Funds

Supplement dated February 25, 2011
to the Prospectus dated April 30, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

THE CHANGES TO THE FUND’S INVESTMENT STRATEGIES AND POLICES REFLECTED IN THIS SUPPLEMENT WILL BECOME EFFECTIVE AS OF APRIL 30, 2011.

The following paragraph replaces the first paragraph under “The Aegis High Yield Fund’s Principal Investment Strategies” in the “Fund Summary” section of the Fund’s Prospectus:

Under normal circumstances, the Fund invests at least 80% of its assets in high-yield fixed-income securities, which include debt securities and preferred stocks.  The Fund invests in a diversified portfolio of lower-quality, high-risk U.S. and foreign corporate bonds, commonly referred to as high-yield bonds (or “junk bonds”) that are rated below investment grade by Moody’s Investor Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), or Fitch Ratings (“Fitch”) (which may include bonds having default credit ratings), or that are unrated but are considered by the Advisor, to be of comparable quality.  (See the table of corporate bond ratings in the Appendix.)  The Fund may also invest in preferred stocks.  The Fund may invest up to 20% of its assets in other assets, including but not limited to common stocks, warrants, investment-grade bonds, forward currency exchange contracts and options on securities.

The ninth paragraph under “The Aegis High Yield Fund’s Principal Investment Strategies” in the “Fund Summary” section of the Fund’s Prospectus has been removed.

The following information replaces the first paragraph under “Additional Information About the Investment Strategies and Risks of the Fund” in the Fund’s Prospectus:

Unless otherwise stated, all investment strategies (including investment goals) and limitations of the Fund are non-fundamental and may be changed by the Board of Trustees without shareholder approval.  However, in the case of the Fund’s principal investment strategy to invest at least 80% of its assets in high-yield fixed-income securities, which include debt securities and preferred stocks, the Fund must provide shareholders notice 60 days prior to any change to such policy.  In addition, for purposes of this 80% investment strategy, “assets” of the Fund means net assets plus the amount of any borrowings for investment purposes.  The fundamental investment policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”).  These fundamental policies cannot be changed without shareholder approval.  For more information, please refer to the SAI.

THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.